Exhibit 10.2
SCHEDULE IDENTIFYING MATERIAL DIFFERENCES BETWEEN
EMPLOYMENT AGREEMENTS
BETWEEN NEOPROBE CORPORATION AND
THE INDIVIDUALS LISTED BELOW

	Commencement				Amount of Severance
	Date	Term	2008 Base Salary	Amount of Severance	upon change of control
David C. Bupp	1/1/2009	12 months	$335,000	$406,250	Greater of: (a) 30 months salary; or (b)$762,500

Brent L. Larson	1/1/2009	24 months	$184,000	$184,000	$360,000

Anthony K. Blair	1/1/2009	24 months	$157,000	$157,000	$310,000

Continuation of Benefits
	Continuation of Benefits	Upon Termination	Continuation of Benefits
	Upon Disability	Without Cause	Upon Change of Control

David C. Bupp	Longer of 24 months or the full unexpired Term of the Agreement	Longer of 36 months or the full unexpired Term of the Agreement	Longer of 36 months or the full unexpired Term of the Agreement

Brent L. Larson	Longer of 12 months or the full unexpired Term of the Agreement	12 months or the full unexpired Term of the Agreement	Longer of 12 months or the full unexpired Term of the Agreement

Anthony K. Blair	Longer of 12 months or the full unexpired Term of the Agreement	Longer of 12 months or the full unexpired Term of the Agreement	Longer of 12 months or the full unexpired Term of the Agreement